                                                                   EXHIBIT 10.24
                               SUBLEASE AGREEMENT

The parties agree as follows:


Date of this        December 1, 1996
Sublease:

Parties to this     Overtenant:                Tom Rochon
Sublease:           Address for notices:       100 Grand Street, 6th floor



                    You, the Undertenant:     Paul H. Berger, c/o Hippo, Inc.
                    Address for notices:      4400 N. Federal Highway, Suite 210
                                              Boca Raton, Florida  33431

                    If there are more than one Overtenant or Undertenant, the words "Overtenant" and "Undertenant" used in this Sublease includes them.

Information from    Landlord:                  Thomas Rochon Associates
Over-Lease          Address for notices:       100 Grand Street, 6th Floor

                    Overtenant:
                    Address for notices:

                    Date of Over-Lease         Jan. 1, 1994

                    Term:    From Jan. 1, 1994 to Dec. 31, 1999

                    A copy of the Over-Lease is attached as an important part of the Sublease.

Term:               9.   __ years:  seven months:
                    Beginning:  Jan. 1, 1997   ending: July 31, 1997:

Premises rented:    10. North Space, as shown on Plan Exhibit "A"
                    5th Floor

Use of premises:    11. The premises may be used for Artist
                    Living/Working Quarters only.

Rent: 12. The yearly rent is $26,400. You, the Undertenant, will pay this yearly rent to the Overtenant in twelve equal monthly payments of $2,200.00. Payments shall be paid in advance on the first day of each month during the Term.

Security:           13. The security for the Undertenant's performance is
                    $2,200.00. Overtenant states that Overtenant has received it. Overtenant shall hold the security in accordance with Paragraph __ of the Over-Lease.


Agreement to lease  14. Overtenant sublets the premises to you, the
                    Undertenant, for the Term.



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and pay rent:       Overtenant states that it has the authority to do so.
                    You, the Undertenant, agree to pay the Rent and other charges as required in the Sublease. You, the Undertenant, agree to do everything required of you in the Sublease.

Notices: 15. All notices in the Sublease shall be sent by certified mail, "return receipt requested".

Subject to:         16. The Sublease is subject to the Over-Lease. It is
                    also subject to any agreement to which the Over-Lease is subject. You, the Undertenant, state that you have read and initialized the Over-Lease and will not violate it in any way.

Overtenant's        17. The Over-Lease describes the Landlord's duties.
duties:             The Overtenant is not obligated to perform the
                    Landlord's duties. If the Landlord fails to perform, you, the Undertenant, must send the Overtenant a notice. Upon receipt of the notice, the Overtenant shall then promptly notify the Landlord and demand that the Over-Lease agreement be carried out. The
                    Overtenant shall continue the demands until the Landlord performs.

Consent: 18. If the Landlord's consent to the Sublease is required, this consent must be received within _____ days from the date of this Sublease. If the Landlord's consent is not received within this time, the Sublease will be void. In such event all parties are automatically released and all payments shall be refunded to you, the Undertenant.

Adopting the        19. The provisions of the Over-Lease are part of this
Over-Lease and      Sublease. All the provisions of the Over-Lease
exceptions:         applying to the Overtenant are binding on you, the
                    Undertenant, except these:

                     (a) These numbered paragraphs of the Over-Lease shall not apply:

                     (b) These numbered paragraphs of the Over-Lease are changed as follows:

                       RIDER TO SUBLEASE ITEMS 1-9 ATTACHED HEREWITH:

No authority:       20. You, the Undertenant, have no authority to
                    contact or make any agreement with the Landlord about the premises or the Over-Lease. You, the Undertenant, may not pay rent or other charges to the Landlord, but only to the Overtenant.

Successors:         21. Unless otherwise stated, the Sublease is binding
                    on all parties who lawfully succeed to the rights or take the place of the Overtenant or you, the Undertenant. Examples are an assign, heir, or a legal representative such as an executor of your will or administrator of your estate.

Changes: 22. This sublease can be changed only by an agreement in writing signed by the parties to the Sublease.




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      Signatures:

                                    OVERTENANT:
                                    /s/ Tom Rochon






                                    You, the UNDERTENANT:

Witness:                            /S/ Paul Berger

                                    Paul H. Berger, Hippo, Inc.
                                    December 27, 1996

STATE OF                   COUNTY OF                     ss.:

         On ______________, 19__ before me personally appeared

to me known and known to me to be the individual(s) described in and who executed the foregoing Sublease, and duly acknowledged to me that he executed the same.





                GUARANTY OF PAYMENT WHICH IS PART OF THE SUBLEASE

Date of Guaranty:         __________________ 19__

Guarantor
and address:

Reason for                1. I know that the Overtenant would not rent the
Guaranty:                 premises to the Undertenant unless I guarantee
                          Undertenant's performance. I have also requested the Overtenant to enter into the Sublease with the Undertenant. I have a substantial interest in making sure that the Overtenant rents the premises to the Undertenant.

Guaranty:                 2.   The following is my Guaranty: I guaranty the
                               full performance of the Sublease by the
                               Undertenant. This Guaranty is absolute and without any condition. It includes, but is not limited to, the payment of rent and other money charges.

                          In addition, I agree to these other terms:


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Changes in                3. This Guaranty will not be affected by any change
Sublease have             in the Sublease, whatsoever. This includes, but is
no effect:                not limited to, any extention of time or renewals.
                          The Guaranty will be binding even if I am not a party to these changes.

Waiver of notice:         4. I do not have to be informed about any failure of
                          performance by Undertenant. I waive notice of nonpayment or nonperformance.

Performance:              5. If the Undertenant fails to perform under the
                          Sublease, the Overtenant may require me to perform without first demanding that the Undertenant perform.

Waiver of                 6. I give up my right to trial by jury in
jury trial:               any claim related to the Sublease or this Guaranty.

Changes:                  7. This Guaranty of payment and performance
                           can be changed only by written agreement signed by all parties to the Sublease and Guaranty.

Signatures: /s/ Paul Berger
                                                   GUARANTOR:

                          Witness:


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                                 LEASE AGREEMENT


The Landlord and Tenant agree to lease the Apartment at the Rent and for the Term stated on these terms:

LANDLORD:              Thomas Rochon        TENANT:    Thomas Rochon Associates
Address for Notices:   100 Grand Street                100 Grand Street
                       New York, NY  10013             New York, NY
                                                       10013

Apartment (and terrace, if any):           5th Floor   100 Grand Street

Lease date:                 Term:                         Yearly Rent:     $
September __, 1993          beginning:  January 1,        Monthly Rent:    $
                            1994                          Security:        $
                            ending:

Rider: Additional terms on _____ page(s) initialed at the end by the parties is attached and made a part of this Lease.

8. Use: Legal use only.

9. Failure to give possession.

     Landlord shall not be liable for failure to give Tenant possession of the Apartment on the beginning date of the Term. Rent shall be payable as of the beginning of the Term unless Landlord is unable to give possession. Rent shall then be payable as of the date possession is available. Landlord will notify Tenant as to the date possession is available. The ending date of the Term will not change.

10. Rent, added rent.

     The rent payment for each month must be paid on the first day of that month at Landlord's address. Landlord need not give notice to pay the rent. Rent must be paid in full and no amount subtracted from it. The first month's rent is to be paid when



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

Tenant signs this Lease. Tenant may be required to pay other charges to Landlord under the terms of this Lease. They are to be called "added rent." This added rent is payable as rent, together with the next monthly rent due. If Tenant fails to pay the added rent on time, Landlord shall have the same rights against Tenant as if Tenant failed to pay rent. Payment of rent in installments is for Tenant's convenience only. If Tenant defaults, Landlord may give notice to Tenant that Tenant may no longer pay rent in installments. The entire rent for the remaining part of the Term will then be due and payable.

11.      Security.

     Tenant has given Security to Landlord in the amount stated above. If Tenant fully complies with all of the terms of this Lease, Landlord will return the Security after the Term ends. If Tenant does not fully comply with the terms of this Lease, Landlord may use the Security to pay amounts owed by Tenant, including damages. If Landlord sells or leases the Building, Landlord may give the Security to the buyer or lessee. Tenant will look only to the buyer or lessee for the return of the Security.

12.      Services.

     Landlord will supply: (a) heat as required by law, and (b) hot and cold water for bathroom and kitchen sink. Stopping or reducing of service(s) will not be reason for Tenant to stop paying rent, to make a money claim or to claim eviction. Damage to the equipment or appliances supplied by Landlord caused by Tenant's act or neglect, may be repaired by Landlord at Tenant's expense. The repair cost will be added rent.

     Tenant must pay for all electric, gas, telephone and other utility services used in the Apartment and arrange for them with the public utility company.

     Landlord may stop service of the plumbing, heating, elevator, air cooling or electrical systems, because of accident, emergency, repairs, or changes until the work is complete. If unable to supply any service because of labor trouble, government order, lack of fuel supply or other cause not controlled by Landlord, Landlord is excused from supplying that service. Service shall resume when Landlord is able to supply it.

13.      Repairs

     Tenant must take good care of the Apartment and all equipment and fixtures in it. Tenant must, at Tenant's cost, make all repairs and replacements whenever the need



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results from Tenant's act or neglect. If Tenant fails to make a needed repair or replacement, Landlord may do it. Landlord's expense will be added rent.


14.      Alterations.

     Tenant must obtain Landlord's prior written consent to install any paneling, flooring, "built in" decorations, partitions, railings or make alterations or to paint or wallpaper the apartment. Tenant must not change the plumbing, ventilating, air conditioning, electric or heating systems. If consent is given, the alterations and installations shall become the property of Landlord when completed and paid for, and shall remain with and as part of the Apartment at the end of the Term. Landlord has the right to demand that Tenant remove the alterations and installations before the end of the Term. The demand shall be by notice, given at least 15 days before the end of the Term. Landlord is not required to do or pay for any work unless stated in this Lease.

15. Fire, accident, defects, damage.

     Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Apartment cannot be used because of fire or other casualty, tenant is not required to pay for the time the Apartment is unusable. If part of the Apartment cannot be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Apartment is usable. Landlord need only repair the damaged structural parts of the Apartment. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

     If the fire or other casualty is caused by an act or neglect of Tenant or guest of Tenant, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

     Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Even if the Apartment is not damaged, Landlord may cancel this Lease within 30 days after the fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Apartment to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is canceled Landlord is not required to repair the Apartment or Building.

16.      Liability.

     Landlord is not liable for loss, expense, or damage to any person or property, unless due to Landlord's negligence. Tenant must pay for damages suffered and money spent by Landlord relating to any claim arising from any act or neglect of Tenant. Tenant is responsible for all acts of Tenant's family, employees, guests or invitees.

17.      Landlord may enter.

     Landlord may at reasonable times, enter the Apartment to examine, to make repairs or alterations, and to show it to possible buyers, lenders or tenants.

18.      Assignment and sublease.

     Tenant must not assign this Lease or sublet all or part of the Apartment or permit any other person to use the Apartment. If Tenant does, Landlord has the right to cancel the Lease as stated in the Default section.

19.      Subordination.

     This Lease and Tenant's rights, are subject and subordinate to all present and future: (a) leases for the Building or the land on which it stands, (b) mortgages on the leases or the Building or land, (c) agreements securing money paid or to be paid by a lender, and (d) terms, conditions, renewals, changes of any kind and extensions of the mortgages or leases or lender agreements. Tenant must promptly execute any certificate(s) that Landlord requests to show that this Lease is so subject and subordinate. Tenant authorizes Landlord to sign these certificate(s) for Tenant.

20.      Condemnation.

     If all of the Apartment or Building is taken or condemned by a legal authority, the Term, and Tenant's rights shall end on the date the authority takes title to the Apartment or Building. If any part of the Apartment or Building is taken, Landlord may cancel this Lease on notice to Tenant. The notice shall set a cancellation date not less than 30 days from the date of the notice. If the Lease is canceled, Tenant must rent due to that date. The entire award for any taking belongs to Landlord. Tenant gives Landlord any interest Tenant may have to any part of the award. Tenant shall make no claim for the value of the remaining part of the Term.

21. Tenant's duty to obey laws and regulations.

     Tenant must, at Tenant's expense, promptly comply with all laws, orders, rules, requests, and directions, of all governmental authorities, Landlord's insurers, Board of Fire Underwriters, or similar groups. Tenant may not do anything which may increase Landlord's insurance premiums. If Tenant does, Tenant must pay the increase as added rent.

22. Tenant's defaults and Landlord's remedies.

     A. Landlord may give 5 days written notice to Tenant to correct any of the following defaults:

         1.       Failure to pay rent or added rent on time.

         2. Improper assignment of the Lease, improper subletting all or part of the Apartment.

         3.       Improper conduct by Tenant or other occupant of the Apartment.

         4.       Failure to fully perform any other term of the Lease.

     B. If Tenant fails to correct the defaults in section A, within the 5 days, Landlord may cancel the Lease by giving Tenant a written 3 day notice stating the date the Term will end. On that date the Term and Tenant's rights in this Lease automatically end and Tenant must leave the Apartment and give Landlord the keys. Tenant continues to be responsible for rent, expenses, damages and losses.

     C. If the Lease is canceled, or rent or added rent is not paid on time, or Tenant vacates the Apartment, Landlord may in addition to other remedies take any of the following steps:

         1. Enter the Apartment and remove Tenant and any person or property;

         2. Use dispossess, eviction or other lawsuit method to take back the Apartment.

     D. If the Lease is ended or Landlord takes back the Apartment, rent and added rent for the unexpired Term becomes due and payable. Landlord may re-rent the Apartment and anything in it for any Term. Landlord may re-rent for a lower rent and give allowances to the new Tenant. Tenant shall be responsible for Landlord's cost of re-renting. Tenant shall continue to be responsible for rent, expenses, damages and losses. Any rent received from the re-renting shall be applied to the reduction of money Tenant owes. Tenant waives all rights to return to the Apartment after possession is given to the Landlord by a Court.

23.      Waiver of jury, counterclaim, set off

     Landlord and Tenant waive trial by a jury in any matter which comes up between the parties under or because of this Lease (except for a personal injury or property damage claim). In a proceeding to get possession of the Apartment, Tenant shall not have the right to make a counterclaim or set off.

24.      Notices.

     Any bill, statement or notice must be in writing. If to Tenant, it must be delivered or mailed to the Tenant at the Apartment. If to Landlord, it must be mailed to Landlord's address. It will be considered delivered on the day mailed or if not mailed, when left at the proper address. A notice must be sent by certified mail. Landlord must send a written notice to Tenant if Landlord's address is changed.

25.      No waiver, illegality

     Landlord's acceptance of rent or failure to enforce any term in this Lease is not a waiver of any of Landlord's rights. If a term in this Lease is illegal, the rest of this Lease remains in full force.

26.      Bankruptcy, insolvency

     If (1) Tenant assigns property for the benefit of creditors, (2) Tenants files a voluntary petition or an involuntary petition is filed against Tenant under any bankruptcy or insolvency law, or (3) a trustee or receiver of Tenant or Tenant's property is appointed, Landlord may give Tenant 30 days notice of cancellation of the Term of the Lease. If any of the above is not fully dismissed within the 30 days, the Term shall end as of the date stated in the notice. Tenant must continue to pay rent, damages, losses and expenses without offset.

27.      Rules

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     Tenant must comply with Landlord's Rules. Notice of Rules will be posted or given to Tenant. Landlord need not enforce Rules against other Tenants. Landlord is not liable to Tenant if another tenant violates the Rules. Tenant receives no rights under the Rules. Tenant must comply with Co-ops House rules.

28   Representations

     Tenant has read this Lease. All promises made by the Landlord are in this Lease. There are no others.

29   Landlord unable to perform

     If due to labor trouble, government order, lack of supply, Tenant's act or neglect, or any other cause not fully within Landlord's reasonable control Landlord is delayed or unable to (a) carry out any of the Landlord's promises or agreements, (b) supply any service to be supplied, (c) make any required repair or change in the Apartment or Building, or (d) supply any equipment or appliances, this Lease shall not be ended or Tenant's obligations affected.

30   End of term

     At the end of the Term, Tenant must: leave the Apartment clean and in good condition, subject ordinary wear and tear; remove all of Tenant's property and all Tenant's installations and decorations; repair all damages to the Apartment and Building caused by moving; and restore Apartment to its condition at the beginning of the Term.

31   Space "as is"

     Tenant has inspected the Apartment and Building. Tenant states they are in good order and repair takes the Apartment "as is."

32   Quiet enjoyment and habitability

     Subject to the terms of this Lease, as long as Tenant is not in default Tenant may peaceable and quietly have, hold and enjoy the Apartment for the Term. Landlord states



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that the Apartment and Building are fit for human living and there is no condition dangerous to health, life or safety.

33   Landlord's consent

     If Tenant requires Landlord's consent to any act and such consent is not given. Tenant's only right is to ask the Court to force Landlord to give consent. Tenant agrees not to make any claim against Landlord for money or subtract any sum from the rent because such consent was not given.

34   Legal Fees

     The successful party in a legal action or proceeding between Landlord and Tenant for non-payment of rent or recovery of possession of the Apartment may recover reasonable legal fees and costs from the other party.

35   Lease binding on

     This Lease is binding on Landlord and Tenant and those that lawfully succeed to their rights or take their place.

36   Landlord

     Landlord means the owner, or the lessee of the Building, or a lender in possession. Landlord's obligations end when Landlord's interest in the Building is transferred. Any acts Landlord may do may be performed by Landlord's agent or employees.

37   Paragraph headings

     The Paragraph headings are for convenience only.

38   Changes

     The Lease may be changed only by an agreement in writing signed by and delivered to each party.



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39   Effective date

     This Lease is effective when Landlord delivers to Tenant a copy signed by all parties.

Signatures Landlord and Tenant have signed this Lease as of the date at the top.


LANDLORD:                                        TENANT:

/s/ Thomas Rochon                                /s/ Thomas Rochon
--------------------------                       --------------------------

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                       Consent of One-Hundred Grand, Inc.


One-Hundred Grand, Inc. (the Corporation), as the owners of the building known as and located at 100 Grand Street, New York, New York (the building), consents, pursuant to paragraph 14 of the Proprietary Lease, to the use by Thomas Rochon of the 5th Floor of the Building, for legal purposes.

The Corporation also consents, pursuant to paragraph 15 of the Proprietary Lease, to the subletting by Thomas Rochon of all or a portion of the fifth floor of the Building as provided herein.

                                            ONE-HUNDRED GRAND, INC.


                                            By: /s/ Thomas Rochon
                                               --------------------------------
                                                              Director


                                            By: /s/ Stacy Valla
                                               --------------------------------
                                                              Director


                                            By: /s/ William Young
                                               --------------------------------
                                                              Director


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


HOUSE RULES


(1) The public halls and stairways of the building shall not be obstructed or used for any purpose other than ingress to and egress from the apartments in the building, and the fire towers shall not be obstructed in any way.

(2) No patient of any doctor who has offices in the building shall be permitted to wait in the lobby.

(3) Children shall not play in the public halls, courts, stairways, fire towers or elevators and shall not be permitted on the roof unless accompanied by a responsible adult.

(4) No public hall above the ground floor of the building shall be decorated or furnished by any Lessee in any manner without prior consent of all of the Lessees to whom such hall serves as a means of ingress and egress; in the event of disagreement among such Lessees, the Board of Directors shall decide.

(5) No Lessee shall make or permit any distributing noises in the building or do or permit anything to be done therein which will interfere with the rights, comfort or convenience of other Lessees. No Lessee shall play upon or suffer to be played upon any musical instrument or permit to be operated a phonograph or a radio or television loud speaker in such Lessee's apartment between the hours of eleven o'clock p.m. and the following eight o'clock a.m. if the same shall disturb or annoy other occupants of the building. No construction or repair work or other installation involving noise shall be conducted in any apartment except on weekdays (not including legal holidays) and only between the hours of 8:30 a.m. and 5:00 p.m.

(6) No article shall be placed in the halls or on the staircase landings or fire towers, nor shall any be hung or taken from the doors, windows, terraces or balconies or placed upon the window sills of the building.

(7) No awnings, windows air-conditioning units or ventilators shall be used in or about the building except such as shall have been expressly approved by the Lessor or the managing agent, nor shall anything be projected out of the building without similar approval.

(8) No sign, notice, advertisement or illumination shall be inscribed or exposed on or at any window or other part of the building, except such as shall have been approved in writing by the Lessor or the managing agent. (9) No velocipedes, bicycles, scooters or similar vehicles shall be allowed in a passenger elevator, and baby carriages and the above-mentioned vehicles shall not be allowed to stand in the public halls, passageways, areas or courts of the building.

(10) Messengers and tradespeople shall use such means of ingress and egress as shall be designated by the Lessor.

(11) Garbage and refuse from the apartments shall be disposed of only at such times and in such manner as the superintendent or the managing agent of the building may direct.

(12) Water closets and other water apparatus in the building shall not be used for any purposes other than those for which they were constructed, nor shall any sweepings, rubbish, rags or any other article be thrown into the water closets. The cost of repairing any damage resulting from misuse of any water closets or other apparatus shall be paid for by the Lessee in whose apartment it shall have been caused.

(13) No Lessee shall send any employee of the Lessor out of the building on any private business of a Lessee.

(14) No pigeons or other birds or animals shall be fed from the window sills, terraces, balconies or in the yard, court spaces or other public portions of the building, or on the sidewalk or street adjacent to the building.

(15) No radio or television aerial shall be attached to or hung from the exterior of the building without the prior written approval of the Lessor or the managing agent.

(16) No vehicle belonging to a Lessee or to a member of the family or guest, subtenant or employee of a Lessee shall be parked in such manner as to impede or prevent ready access to any entrance of the building by another vehicle.

(17) The Lessee shall keep the windows of the apartment clean. In case of refusal or neglect of the Lessee during 10 days after notice in writing from the Lessor or the managing agent to clean the windows, such cleaning may be done by the Lessor, which shall have the right, by its officers or authorized agents, to enter the apartment for the purpose and to charge the cost of such cleaning to the Lessee.

(18) Complaints regarding the service of the building shall be made in writing to the managing agent of the Lessor.

(19) Any consent or approval given under these House Rules by the Lessor shall be revocable at any time.

(20) No Lessee shall install any plantings on the terrace, balcony or roof without the prior written approval of the Lessor. Plantings shall be contained in boxes of wood lined with metal or other material impervious to dampness and standing on supports at least 2 inches from the terrace, balcony or roof surface, and if adjoining a wall, at least three inches from such wall. Suitable weep holes shall be provided in the boxes to draw off water. In special locations, such as a corner abutting a parapet wall, plantings may be contained in masonry or hollow tile walls which shall be at least three inches from the parapet and flashing, with the floor of drainage tiles and suitable weep holes at the sides to draw off water. It shall be the responsibility of the Lessee to maintain the containers in good conditions, and the drainage tiles and weep holes in operating condition.

(21) The agents of the Lessor, and any contractor or workman authorized by the Lessor, may enter any apartment at any reasonable hour of the day for the purpose of inspecting such apartment to ascertain whether measures are necessary or desirable to control or exterminate any vermin, insects or other pests and for the purpose of taking such measures as may be necessary to control or exterminate such vermin, insects or other pests. If the Lessor takes measures to control or exterminate carpet beetles, the cost thereof shall be payable by the Lessee, as additional rent.

(22) These House Rules may be added to, amended or repealed at any time by resolution of the Board of Directors of the Lessor.

                           RIDER TO SUBLEASE AGREEMENT

1 North Space can be occupied as living-working space for Paul H. Berger of Hippo, Inc. Undertenant of South-West Space of 5th Floor.

2 Undertenant to accept leased area "as is" and additional improvements, additional electrical, telephone, alarms, partitions, ac units, etc., are the sole responsibility of the Undertenant. Replacement or repair of appliances shall be the responsibility of the Undertenant. Upon termination of the lease by the Landlord, Undertenant shall leave space, as received, with reasonable wear and tear accepted. All alterations, additions or deletions must be improved by Overtenant prior to the start of the work. Fixtures, air conditioning unit, lighting, etc. are properties of Overtenant.

3 Elevator is to be locked at all times for security.

4 Undertenant shall pay 35% of Con Edison for the 5th floor which is metered separately from the rest of the building but shared with other tenants on the fifth floor. Bills shall be paid to Thomas Rochon Associates within 10 days of presentation.

5 All tenants of the 5th floor shall maintain common hall. Undertenants of South Spaces are responsible for maintaining the toilet room adjacent the hall. If lobby or elevator is abused by undertenant, undertenant shall compensate the Landlord for damages.

6 All commercial garbage is the responsibility of Undertenant. Undertenant responsible for exterminators, locks, alarms, cable TV, and telephone.

7 Overtenant agrees to provide Undertenant any notice from the Landlord and/or Coop which relates to the 5th floor.

8 Undertenant is hereby granted an option to renew this sublease for a additional one year term for $2300.00 per month in rent provided the Undertenant is not in default and that the Undertenant notifies the Overtenant by certified mail two months prior to termination.

9 There will be 5% late fee if rent is received later than the 5th of each month.

10 Space cannot be sublet and Lease cannot be assigned.

/s/ Thomas Rochon
---------------------------
Thomas Rochon Associates


/s/ Paul Berger
---------------------------
Paul H. Berger, Hippo, Inc.
Dec. 27, 1996

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


                                   Exhibit "A"

Fifth Floor
100 Grand Street
New York, New York  10013





                                    FLOOR MAP


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